MOTLEY FOOL GLOBAL OPPORTUNITIES ETF
SCHEDULE OF INVESTMENTS
MAY 31, 2023 (UNAUDITED)

	NUMBER OF
	SHARES	VALUE
Common Stocks — 98.6%
Aerospace & Defense — 3.9%
Axon Enterprise, Inc. (United States)*	84,141	$16,231,640
Banks — 4.9%
Bank of Georgia Group PLC (Georgia)	238,307	8,937,735
HDFC Bank., Ltd., ADR (India)	171,364	11,035,842
		19,973,577
Capital Markets — 4.4%
Brookfield Asset Management Ltd., Class A (Canada)	60,492	1,846,216
Brookfield Corp. (Canada)(a)	241,941	7,267,908
Georgia Capital PLC (Georgia)*	252,707	2,577,713
MSCI, Inc. (United States)	13,400	6,305,102
		17,996,939
Commercial Services & Supplies — 4.2%
Waste Connections, Inc. (Canada)	126,094	17,230,745
Diversified Telecommunication Services — 3.8%
Cellnex Telecom SA (Spain)(d)	382,067	15,482,139
Entertainment — 2.1%
Universal Music Group NV (Netherlands)	431,215	8,527,137
Equity Real Estate Investment Trusts (REITs) — 6.2%
American Tower Corp. (United States)	36,656	6,760,833
Equinix, Inc. (United States)	16,275	12,133,826
SBA Communications Corp. (United States)	28,944	6,419,200
		25,313,859
Food & Staples Retailing — 2.3%
Costco Wholesale Corp. (United States)	18,772	9,603,004
Health Care Equipment & Supplies — 3.7%
Medtronic PLC (Ireland)	119,738	9,909,517
ResMed, Inc. (United States)	26,040	5,488,972
		15,398,489
Health Care Providers & Services — –%
NMC Health PLC (United Arab Emirates)*(b)	485,482	–
Hotels, Restaurants & Leisure — 6.5%
Starbucks Corp. (United States)	126,094	12,311,818
Yum China Holdings, Inc. (China)(a)	251,691	14,210,474
		26,522,292
Insurance — 2.6%
Aon PLC, Class A (United Kingdom)	35,086	10,816,663
Interactive Media & Services — 4.4%
Alphabet, Inc., Class C (United States)*	147,273	18,169,070
Internet & Direct Marketing Retail — 9.0%
Amazon.com, Inc. (United States)*	185,776	22,400,870
MercadoLibre, Inc. (Argentina)*(a)	11,705	14,502,495
		36,903,365
IT Services — 7.3%
Mastercard, Inc., Class A (United States)	69,915	25,520,373
PayPal Holdings, Inc. (United States)*	71,510	4,432,905
		29,953,278
Life Sciences Tools & Services — 4.5%
ICON PLC (Ireland)*	86,036	18,328,249
Machinery — 0.5%
Fanuc Corp. (Japan)	65,100	2,241,879
Media — 2.1%
Comcast Corp., Class A (United States)	191,052	7,517,896
System1 Group PLC (United Kingdom)*	524,317	1,174,005
		8,691,901
Real Estate Management & Development — 1.0%
Jones Lang LaSalle, Inc. (United States)*(a)	29,771	4,178,062
Road & Rail — 1.8%
Canadian National Railway Co. (Canada)	66,001	7,440,293
Semiconductors & Semiconductor Equipment — 3.6%
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR (Taiwan)	149,488	14,738,022
Software — 9.5%
Atlassian Corp., Class A (United States)*(a)	76,425	13,816,876
Everbridge, Inc. (United States)*	92,342	2,218,055
Paycom Software, Inc. (United States)(a)	30,146	8,444,799
Salesforce.com, Inc. (United States)*	46,760	10,445,249
Splunk, Inc. (United States)*	42,315	4,201,456
		39,126,435
Trading Companies & Distributors — 6.6%
Fastenal Co. (United States)	149,032	8,025,373
Watsco, Inc. (United States)(a)	59,153	19,187,459
		27,212,832
Transportation Infrastructure — 3.6%
International Container Terminal Services, Inc. (Philippines)	4,286,368	14,883,222
Wireless Telecommunication Services — 0.1%
Safaricom Ltd., PLC (Kenya)	4,000,000	479,075
Total Common Stocks (Cost $236,683,252)		405,442,167

Investments Purchased with Proceeds from Securities Lending Collateral — 9.3%
Mount Vernon Liquid Assets Portfolio, LLC, 5.22%	38,386,182	38,386,182
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $38,386,182)		38,386,182

Short-Term Investments — 1.2%
U.S. Bank Money Market Deposit Account, 3.21% (United States)(c)	4,947,971	4,947,971
Total Short-Term Investments (Cost $4,947,971)		4,947,971

Total Investments (Cost $280,017,405) — 109.1%		448,776,320
Liabilities in Excess of Other Assets — (9.1)%		(37,492,833)
NET ASSETS — 100.0%		$411,283,487
(Applicable to 16,193,873 shares outstanding)

*	Non-income producing security.
ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored ADR
(a)	All or a portion of the security is on loan. At May 31, 2023, the market value of securities on loan was $37,644,897.
(b)
Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of May 31, 2023, these securities amounted to $0 or 0.0% of net assets.

(c)	The rate shown is as of May 31, 2023.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of May 31, 2023, total market value of Rule 144A securities is $15,482,139 and represents 3.8% of net assets.

MOTLEY FOOL GLOBAL OPPORTUNITIES ETF
NOTES TO THE SCHEDULE OF INVESTMENTS
May 31, 2023
(UNAUDITED)

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 — Prices are determined using quoted prices in active markets for identical securities.

• Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 — Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of May 31, 2023, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3		INVESTMENTS MEASURED AT NET ASSET VALUE^
GLOBAL OPPORTUNITIES ETF
Common Stocks	$405,442,167	$405,442,167	$-	$-	**	$-
Investments Purchased with Proceeds From Securities Lending Collateral	38,386,182	-	-	-		38,386,182
Short-Term Investments	4,947,971	4,947,971	-	-		-
Total Investments*	$448,776,320	$410,390,138	$-	$-		$38,386,182

* Please refer to Schedule of Investments for further details.
** Value equals zero as of the end of the reporting period.
^ Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period.  A reconciliation of Level 3 investments is presented only if the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers in and out of each level is disclosed when the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended May 31, 2023, the Fund had no significant Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.